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                                                                    Exhibit 10.1

                          Supplemental Agreement No 6
             to Contract No RU/10325105/30197 dated April 25, 1997
                                       and
                 to Assignment Agreement dated January 23, 2002

Boston, Massachusetts                                              April 17 2002

This Supplemental Agreement No 6 is made between company Pioglobal Forest
L.L.C. (hereinafter referred to as "Company"), corporation Pioneer Forest, Inc. (hereinafter referred to as "PFI") and closed joint-stock company Forest-Starma (hereinafter referred to as "Forest-Starma"). The Company, PFI and Forest-Starma are hereinafter jointly referred to as "Parties" and each of them is hereafter separately referred to as "Party"

1. Item 4.1 of Contract No RU/10325105/30197 dated April 25, 1997, must be rephrased as follows:
"4.1. The Buyer shall make payments for each batch of Goods in USD not later than 30 days after receipt of the invoice and in any case not later than 4 years after the Goods have been cleared of the customs formalities on the territory of the Russian Federation. The invoice must be submitted by the Seller to the Buyer after the Goods have been cleared of the customs formalities on the territory of the Russian Federation. The payments must be made by wire-transfer from the bank account of the Buyer to the bank account of the non-resident which is a Party to the present Contract.

2. In the Assignment Agreement dated January 23, 2002, the execution date of Supplemental Agreement No 5 to Contract No RU/10325105/30197 shall be changed to read "June 20, 2001" (instead of "July 20, 2001").

Pioglobal Forest, L.L.C.                          CJSC "Forest-Starma"

 /s/ Donald H. Hunter                              /s/ David Daggett
-----------------------------                     ------------------------
Donald Hunter                                     David Daggett
Vice-President                                    General Director

                                                   /s/ Valery Limarenko
                                                  ------------------------
Pioneer Forest, Inc.                              Valery Limarenko
                                                  First Deputy General Director

 /s/ Stephen Kasnet
-----------------------------
Stephen Kasnet                                     /s/ Nadezhda Obukhova
                                                  ------------------------
President                                         Nadezhda Obukhova
                                                  Deputy Chief Accountant